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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K of New England Business Service, Inc. (the "Company") for the fiscal year ended June 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Murray, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 6, 2002



/s/ Robert J. Murray
------------------------------------
Robert J. Murray
Chairman and Chief Executive Officer